UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2011
GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, Pennsylvania	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-491-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (the “Amendment”) amends and restates in its entirety Item 9.01 of the Current Report on Form 8-K filed by GSI Commerce, Inc. (“GSI”) with the Securities and Exchange Commission on March 15, 2011, which disclosed the completion, on March 15, 2011, of GSI’s acquisition of Fanatics, Inc., a Delaware corporation (“Fanatics”), in order to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K with respect to such acquisition. This Amendment does not reflect any events that have occurred after the Form 8-K was originally filed on March 15, 2011.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited Consolidated Financial Statements of Fanatics as of and for the years ended February 28, 2011 and 2010, and Independent Auditors’ Report, are attached hereto as Exhibit 99.2 and incorporated by reference herein.
(b) Pro Forma Financial Information
GSI’s unaudited pro forma combined statements of operations for the fiscal year ended January 1, 2011 and the three-month period ended April 2, 2011 are attached hereto as Exhibit 99.3 and incorporated by reference herein.
(d) Exhibits

2.1	†
Agreement and Plan of Merger, dated as of February 9, 2011, by and among GSI Commerce, Inc., Gator Acquisition Corp., Gator Acquisition LLC, Fanatics, Inc., the stockholders of Fanatics, Inc. named therein, those persons listed on Annex II thereto and Insight Venture Partners, LLC, as Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K/A filed on February 15, 2011). The schedules and exhibits to the merger agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. GSI agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

10.1
Stock Transfer Restriction and Registration Agreement, dated as of March 15, 2011, by and among GSI Commerce, Inc., Insight Venture Partners V, L.P., Insight Venture Partners (Cayman) V, L.P., Insight Venture Partners V (Employee Co-Investors), L.P., Insight Venture Partners VI, L.P., Insight Venture Partners (Cayman) VI, L.P., Insight Venture Partners VI (Co-Investors), L.P., Alan S. Trager, Trustee of Alan S. Trager Revocable Trust u/a/d 1/2/08, Mitchell Trager, Trustee of Mitchell Trager Revocable Trust u/a/d 1/7/08, Brent L. Trager, Trustee of Brent L. Trager Revocable Trust u/a/d 7/1/08, Jason Trager and David Trager, Co-Trustees of David Remainder Trust u/a/d 5/1/07, Jason Trager and David Trager, Co-Trustees of Jason Remainder Trust u/a/d 5/1/07, Jason Trager and David Trager, Co-Trustees of Brandon Remainder Trust u/a/d 5/1/07, Brent L. Trager and Sheri Weiss, Co-Trustees of Sheri Remainder Trust u/a/d 5/1/07, Brent L. Trager and Erica Leibo, Co-Trustees of Erica Remainder Trust u/a/d 5/1/07 and Mitchell Trager, Trustee of Brent L. Trager Remainder Trust u/a/d 5/1/07 (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on March 15, 2011).

23.1		Consent of Ernst & Young LLP.

99.1		Press Release, dated March 15, 2011 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on March 15, 2011).

99.2		The audited Consolidated Financial Statements of Fanatics, Inc. as of and for the years ended February 28, 2011 and 2010, and Report of Independent Certified Public Accountants.

99.3		The unaudited Pro Forma Combined Financial Information of GSI Commerce, Inc.

†	Certain information in this exhibit has been omitted pursuant to an Order Granting Confidential Treatment issued by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
May 26, 2011	By:	/s/ Michael R. Conn
		Name:	Michael R. Conn
		Title:	Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.		Description

2.1	†
Agreement and Plan of Merger, dated as of February 9, 2011, by and among GSI Commerce, Inc., Gator Acquisition Corp., Gator Acquisition LLC, Fanatics, Inc., the stockholders of Fanatics, Inc. named therein, those persons listed on Annex II thereto and Insight Venture Partners, LLC, as Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K/A filed on February 15, 2011). The schedules and exhibits to the merger agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. GSI agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

10.1
Stock Transfer Restriction and Registration Agreement, dated as of March 15, 2011, by and among GSI Commerce, Inc., Insight Venture Partners V, L.P., Insight Venture Partners (Cayman) V, L.P., Insight Venture Partners V (Employee Co-Investors), L.P., Insight Venture Partners VI, L.P., Insight Venture Partners (Cayman) VI, L.P., Insight Venture Partners VI (Co-Investors), L.P., Alan S. Trager, Trustee of Alan S. Trager Revocable Trust u/a/d 1/2/08, Mitchell Trager, Trustee of Mitchell Trager Revocable Trust u/a/d 1/7/08, Brent L. Trager, Trustee of Brent L. Trager Revocable Trust u/a/d 7/1/08, Jason Trager and David Trager, Co-Trustees of David Remainder Trust u/a/d 5/1/07, Jason Trager and David Trager, Co-Trustees of Jason Remainder Trust u/a/d 5/1/07, Jason Trager and David Trager, Co-Trustees of Brandon Remainder Trust u/a/d 5/1/07, Brent L. Trager and Sheri Weiss, Co-Trustees of Sheri Remainder Trust u/a/d 5/1/07, Brent L. Trager and Erica Leibo, Co-Trustees of Erica Remainder Trust u/a/d 5/1/07 and Mitchell Trager, Trustee of Brent L. Trager Remainder Trust u/a/d 5/1/07 (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on March 15, 2011).

23.1		Consent of Ernst & Young LLP.

99.1		Press Release, dated March 15, 2011 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on March 15, 2011).

99.2		The audited Consolidated Financial Statements of Fanatics, Inc. as of and for the years ended February 28, 2011 and 2010, and Report of Independent Certified Public Accountants.

99.3		The unaudited Pro Forma Combined Financial Information of GSI Commerce, Inc.